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                                                                   EXHIBIT 10.19

                          GLOBAL CAPITAL ADVISORS, LTD.



                                 October 3, 2000




Mr. William Estroff, President
eMissions Testing, Inc.
104 Colony Park Drive
Suite 600
Cumming, Georgia 30040

     Re: $100,000 Principal Amount 7% Convertible Debenture of eMissions Testing, Inc. dated September 15, 2000

Dear Mr. Estroff:

         This letter confirms that the purchase price for the Convertible Debenture referenced above (the "Debenture") shall be 100% of the principal amount of the Debenture rather than 95% of the principal amount of the Debenture as set forth in that certain Securities Purchase Agreement between GCA Strategic Investment Fund Limited and eMissions Testing, Inc. All other terms and conditions of the Securities Purchase Agreement shall remain unchanged for the closing related to the issuance of the Debenture.

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                                       Sincerely,

                                       /s/ Lewis N. Lester
                                       -----------------------------------
                                       Lewis N. Lester
                                       Director
                                       GCA Strategic Investment Fund Limited
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LNL/cbc